Rule 497(e)
                                                              File Nos. 33-6540
                                                                       811-5033

                                   SUPPLEMENT

                              DATED MAY 1, 2001 TO
                          PROSPECTUS DATED MAY 1, 2001

                 CITISM SHORT-TERM U.S. GOVERNMENT INCOME FUND

PROPOSED REORGANIZATION

On April 2, 2001, the Board of Trustees of Citi Short-Term U.S. Government Income Fund approved an agreement and plan of reorganization between Citi Short-Term U.S. Government Income Fund and Salomon U.S. Government Income Fund. The agreement and plan of reorganization is subject to approval by shareholders of Citi Short-Term U.S. Government Income Fund and to certain other conditions.

Upon completion of the reorganization, exchanges into CitiFunds previously available for exchange will no longer be allowed. You will, however, have the opportunity to exchange your fund shares at any time after that date for shares of any Salomon Brothers fund made available by your Service Agent or Shareholder Servicing Agent.